EXHIBIT 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

June 30, 2010

(Unaudited)

Financial measures that exclude after-tax operating expense reduction initiatives*, after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because operating expense reduction initiatives* and capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring return on average equity without accumulated other comprehensive income (loss) is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

*  Represents costs incurred in 2009 related to operating expense reduction initiatives.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971) 321-6127

Fax: (971) 321-5037

Email: jeff.hallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions – except share data)

CONSOLIDATED

						2010		2009
2005	2006	2007	2008	2009		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$300.1	$282.4	$322.6	$366.4	$356.3	Insurance Services	$68.7	$78.6	$85.1	$84.3	$100.9	$86.0
30.9	38.4	42.9	34.9	37.3	Asset Management	13.2	12.2	14.1	11.0	7.7	4.5
(5.4)	(11.1)	(23.8)	(160.2)	(77.9)	Other	(20.8)	(15.0)	(7.9)	(5.1)	(23.5)	(41.4)

325.6	309.7	341.7	241.1	315.7	Total income before income taxes	61.1	75.8	91.3	90.2	85.1	49.1

114.5	105.9	114.2	78.2	106.8	Income taxes	20.0	26.1	31.3	30.3	28.8	16.4

$211.1	$203.8	$227.5	$162.9	$208.9	Net income	$41.1	$49.7	$60.0	$59.9	$56.3	$32.7

					Net income per common share:
$3.81	$3.77	$4.39	$3.33	$4.27	Basic	$0.87	$1.05	$1.24	$1.22	$1.15	$0.67
3.76	3.73	4.35	3.30	4.26	Diluted	0.87	1.04	1.23	1.21	1.15	0.67

					Share data:
55,465,215	54,079,033	51,824,050	48,917,235	48,932,908	Basic weighted-average	47,235,079	47,402,609	48,561,426	49,163,415	49,045,188	48,963,496
56,076,666	54,688,114	52,344,950	49,292,240	49,044,543	Diluted weighted-average	47,510,976	47,679,206	48,779,100	49,325,574	49,096,913	49,013,181
54,712,936	53,592,178	49,155,131	48,989,074	47,744,524	At period end	46,959,126	47,344,740	47,744,524	49,176,753	49,157,311	48,986,261

$211.1	$203.8	$227.5	$162.9	$208.9	Net income	$41.1	$49.7	$60.0	$59.9	$56.3	$32.7
—	—	—	—	(12.0)	After-tax operating expense reduction initiatives*	—	—	(0.6)	(2.1)	(3.9)	(5.4)
1.4	1.2	(0.4)	(83.4)	(17.3)	After-tax net capital gains (losses)	(8.1)	(4.4)	0.7	2.2	(2.9)	(17.3)

$209.7	$202.6	$227.9	$246.3	$238.2	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital gains (losses)	$49.2	$54.1	$59.9	$59.8	$63.1	$55.4

$2.2	$1.9	$(0.6)	$(128.8)	$(26.9)	Net capital gains (losses)	$(12.9)	$(7.0)	$0.9	$3.4	$(4.5)	$(26.7)
0.8	0.7	(0.2)	(45.4)	(9.6)	Taxes expense (benefit) on net capital gains (losses)	(4.8)	(2.6)	0.2	1.2	(1.6)	(9.4)

$1.4	$1.2	$(0.4)	$(83.4)	$(17.3)	After-tax net capital gains (losses)	$(8.1)	$(4.4)	$0.7	$2.2	$(2.9)	$(17.3)

					Diluted earnings per common share:
$3.76	$3.73	$4.35	$3.30	$4.26	Net income	$0.87	$1.04	$1.23	$1.21	$1.15	$0.67
—	—	—	—	(0.25)	After-tax operating expense reduction initiatives*	—	—	(0.01)	(0.04)	(0.08)	(0.11)
0.02	0.03	—	(1.70)	(0.35)	After-tax net capital gains (losses)	(0.17)	(0.09)	0.01	0.04	(0.06)	(0.35)

$3.74	$3.70	$4.35	$5.00	$4.86	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital gains (losses)	$1.04	$1.13	$1.23	$1.21	$1.29	$1.13

$1,413.8	$1,464.5	$1,429.0	$1,380.3	$1,735.4	Shareholders’ equity	$1,912.3	$1,803.6	$1,735.4	$1,801.4	$1,600.2	$1,413.6
59.8	(8.1)	16.8	(153.9)	71.4	Accumulated other comprehensive income (loss)	191.0	106.3	71.4	103.7	(35.9)	(157.5)

$1,354.0	$1,472.6	$1,412.2	$1,534.2	$1,664.0	Shareholders’ equity excluding accumulated other comprehensive income (loss)	$1,721.3	$1,697.3	$1,664.0	$1,697.7	$1,636.1	$1,571.1

15.0%	14.2%	15.7%	11.6%	13.4%	Net income return on average equity	8.8%	11.2%	13.6%	14.1%	14.9%	9.4%
16.1	14.4	15.8	11.1	13.1	Net income return on average equity (excluding accumulated other comprehensive income (loss))	9.6	11.8	14.3	14.4	14.0	8.4
16.0	14.3	15.8	16.7	14.9	Net income return on average equity (excluding after-tax operating expense reduction initiatives*, after-tax net capital gains (losses) and accumulated other comprehensive income (loss))	11.5	12.9	14.3	14.3	15.7	14.3

					Book value per common share:
$25.84	$27.33	$29.07	$28.18	$36.35	Including accumulated other comprehensive income (loss)	$40.72	$38.10	$36.35	$36.63	$32.55	$28.86
1.09	(0.15)	0.34	(3.14)	1.50	Accumulated other comprehensive income (loss)	4.06	2.25	1.50	2.11	(0.73)	(3.21)

$24.75	$27.48	$28.73	$31.32	$34.85	Excluding accumulated other comprehensive income (loss)	$36.66	$35.85	$34.85	$34.52	$33.28	$32.07

2,798	3,280	3,437	3,436	3,150	Number of employees	3,104	3,129	3,150	3,202	3,368	3,411

*	Represents costs incurred in 2009 related to operating expense reduction initiatives

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2010		2009
2005	2006	2007	2008	2009		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,826.5	$1,935.0	$2,078.3	$2,140.2	$2,101.9	Premiums	$532.9	$507.5	$510.9	$520.3	$525.7	$545.0
43.3	77.1	115.2	114.6	108.5	Administrative fees	29.3	28.3	29.5	27.7	27.1	24.2
465.2	478.9	516.3	541.0	586.5	Net investment income	141.9	149.9	147.4	150.2	145.4	143.5
					Net capital gains (losses):
(2.5)	—	(2.5)	(104.9)	(5.9)	Total other-than-temporary impairment losses on fixed maturity securities	(0.1)	—	(0.2)	(2.3)	(0.1)	(3.3)
4.7	1.9	1.9	(23.9)	(21.0)	All other net capital gains (losses)	(12.8)	(7.0)	1.1	5.7	(4.4)	(23.4)

2.2	1.9	(0.6)	(128.8)	(26.9)	Total net capital gains (losses)	(12.9)	(7.0)	0.9	3.4	(4.5)	(26.7)

2,337.2	2,492.9	2,709.2	2,667.0	2,770.0	Total revenues	691.2	678.7	688.7	701.6	693.7	686.0

					Benefits and expenses:
1,392.3	1,513.1	1,591.8	1,589.4	1,575.7	Benefits to policyholders	424.4	382.4	382.7	395.7	384.8	412.5
84.0	97.7	108.8	110.7	145.6	Interest credited	32.9	39.6	35.2	40.5	35.9	34.0
340.6	370.3	434.8	469.2	476.2	Operating expenses	111.5	114.8	117.4	110.2	122.4	126.2
168.5	183.6	198.0	227.6	202.0	Commissions and bonuses	48.2	54.9	48.1	50.5	48.8	54.6
32.0	34.6	36.4	37.3	34.2	Premium taxes	8.6	9.1	8.3	8.5	9.1	8.3
18.0	17.9	30.7	39.2	39.2	Interest expense	9.8	9.7	9.8	9.7	9.8	9.9
(61.6)	(78.5)	(86.2)	(115.3)	(93.9)	Deferral of acquisition costs	(21.8)	(25.2)	(22.0)	(23.4)	(22.4)	(26.1)
37.8	44.5	53.2	67.8	75.3	Amortization of deferred acquisition costs, value of business acquired and intangibles	16.5	17.6	17.9	19.7	20.2	17.5

2,011.6	2,183.2	2,367.5	2,425.9	2,454.3	Total benefits and expenses	630.1	602.9	597.4	611.4	608.6	636.9

325.6	309.7	341.7	241.1	315.7	Income before income taxes	61.1	75.8	91.3	90.2	85.1	49.1

114.5	105.9	114.2	78.2	106.8	Income taxes	20.0	26.1	31.3	30.3	28.8	16.4

211.1	203.8	227.5	162.9	208.9	Net income	41.1	49.7	60.0	59.9	56.3	32.7

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities:
(67.5)	(41.7)	25.0	(206.0)	210.8	Unrealized capital gains (losses) on securities available-for-sale, net	86.8	39.1	(40.0)	143.2	124.3	(16.7)
(8.8)	(1.7)	(2.0)	80.3	3.5	Reclassification adjustment for net capital (gains) losses included in net income, net	(3.0)	(2.6)	(5.8)	(4.6)	(2.0)	15.9
					Employee benefit plans:
—	—	0.3	(45.9)	8.4	Prior service credit (cost) and net gains (losses) arising during the period, net	—	(2.5)	12.3	—	—	(3.9)
—	—	1.6	0.9	4.9	Reclassification adjustment for amortization to net periodic pension cost, net	0.9	0.9	1.2	1.0	1.6	1.1

(76.3)	(43.4)	24.9	(170.7)	227.6	Total	84.7	34.9	(32.3)	139.6	123.9	(3.6)

$134.8	$160.4	$252.4	$(7.8)	$436.5	Comprehensive income (loss)	$125.8	$84.6	$27.7	$199.5	$180.2	$29.1

					Statutory data - insurance subsidiaries:
$314.0	$271.1	$309.3	$341.6	$375.0	Net gain from operations before federal income taxes and realized capital gains (losses)	$70.2	$81.2	$98.6	$88.9	$105.3	$82.2
207.5	172.8	197.2	235.0	251.4	Net gain from operations after federal income taxes and before realized capital gains (losses)	54.3	51.4	68.1	59.1	66.2	58.0
968.7	967.5	1,047.8	1,154.6	1,243.2	Capital and surplus	1,204.6	1,239.6	1,243.2	1,205.5	1,172.7	1,169.0
88.2	96.6	102.2	78.8	89.7	Asset valuation reserve	93.0	94.9	89.7	83.7	88.6	80.0

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2010		2009
2005	2006	2007	2008	2009		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,816.4	$1,927.4	$2,063.6	$2,109.1	$2,067.2	Insurance Services	$523.6	$506.4	$506.2	$501.9	$516.2	$542.9
10.1	7.6	14.7	31.1	34.7	Asset Management	9.3	1.1	4.7	18.4	9.5	2.1

1,826.5	1,935.0	2,078.3	2,140.2	2,101.9	Total premiums	532.9	507.5	510.9	520.3	525.7	545.0

					Administrative fees:
8.8	8.7	8.4	9.2	8.3	Insurance Services	2.3	2.0	2.2	2.1	2.0	2.0
40.6	78.3	118.7	118.3	114.1	Asset Management	30.6	29.9	30.9	29.1	28.6	25.5
(6.1)	(9.9)	(11.9)	(12.9)	(13.9)	Other	(3.6)	(3.6)	(3.6)	(3.5)	(3.5)	(3.3)

43.3	77.1	115.2	114.6	108.5	Total administrative fees	29.3	28.3	29.5	27.7	27.1	24.2

					Net investment income:
303.3	313.4	325.8	337.5	335.1	Insurance Services	83.7	84.0	83.1	84.5	84.6	82.9
140.3	151.3	170.2	183.8	234.0	Asset Management	54.0	61.3	59.5	61.9	58.1	54.5
21.6	14.2	20.3	19.7	17.4	Other	4.2	4.6	4.8	3.8	2.7	6.1

465.2	478.9	516.3	541.0	586.5	Total net investment income	141.9	149.9	147.4	150.2	145.4	143.5

2.2	1.9	(0.6)	(128.8)	(26.9)	Net capital gains (losses)	(12.9)	(7.0)	0.9	3.4	(4.5)	(26.7)

2,337.2	2,492.9	2,709.2	2,667.0	2,770.0	Total revenues	691.2	678.7	688.7	701.6	693.7	686.0

					Benefits and expenses:
1,828.4	1,967.1	2,075.2	2,089.4	2,054.3	Insurance Services	540.9	513.8	506.4	504.2	501.9	541.8
160.1	198.8	260.7	298.3	345.5	Asset Management	80.7	80.1	81.0	98.4	88.5	77.6
23.1	17.3	31.6	38.2	54.5	Other	8.5	9.0	10.0	8.8	18.2	17.5

2,011.6	2,183.2	2,367.5	2,425.9	2,454.3	Total benefits and expenses	630.1	602.9	597.4	611.4	608.6	636.9

					Income (loss) before income taxes:
300.1	282.4	322.6	366.4	356.3	Insurance Services	68.7	78.6	85.1	84.3	100.9	86.0
30.9	38.4	42.9	34.9	37.3	Asset Management	13.2	12.2	14.1	11.0	7.7	4.5
(5.4)	(11.1)	(23.8)	(160.2)	(77.9)	Other	(20.8)	(15.0)	(7.9)	(5.1)	(23.5)	(41.4)

325.6	309.7	341.7	241.1	315.7	Total income before income taxes	61.1	75.8	91.3	90.2	85.1	49.1
114.5	105.9	114.2	78.2	106.8	Income taxes	20.0	26.1	31.3	30.3	28.8	16.4

$211.1	$203.8	$227.5	$162.9	$208.9	Net income	$41.1	$49.7	$60.0	$59.9	$56.3	$32.7

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2010		2009
2005	2006	2007	2008	2009		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,816.4	$1,927.4	$2,063.6	$2,109.1	$2,067.2	Premiums	$523.6	$506.4	$506.2	$501.9	$516.2	$542.9
8.8	8.7	8.4	9.2	8.3	Administrative fees	2.3	2.0	2.2	2.1	2.0	2.0
303.3	313.4	325.8	337.5	335.1	Net investment income	83.7	84.0	83.1	84.5	84.6	82.9

2,128.5	2,249.5	2,397.8	2,455.8	2,410.6	Total revenues	609.6	592.4	591.5	588.5	602.8	627.8

					Benefits and expenses:
1,372.9	1,497.1	1,569.4	1,549.7	1,530.3	Benefits to policyholders	411.7	378.1	375.2	374.7	372.7	407.7
8.1	13.3	16.1	10.8	4.7	Interest credited	1.3	1.1	0.8	1.1	0.9	1.9
284.2	291.8	313.2	338.4	333.9	Operating expenses	82.6	85.2	86.2	80.2	81.8	85.7
148.0	155.5	167.5	175.8	169.8	Commissions and bonuses	40.0	48.4	40.6	43.0	40.4	45.8
32.0	34.6	36.4	37.3	34.2	Premium taxes	8.4	9.1	8.3	8.5	9.1	8.3
(50.1)	(62.4)	(70.6)	(75.2)	(73.1)	Deferral of acquisition costs	(16.4)	(22.4)	(17.5)	(18.6)	(16.4)	(20.6)
33.3	37.2	43.2	52.6	54.5	Amortization of deferred acquisition costs, value of business acquired and intangibles	13.3	14.3	12.8	15.3	13.4	13.0

1,828.4	1,967.1	2,075.2	2,089.4	2,054.3	Total benefits and expenses	540.9	513.8	506.4	504.2	501.9	541.8

$300.1	$282.4	$322.6	$366.4	$356.3	Income before income taxes	$68.7	$78.6	$85.1	$84.3	$100.9	$86.0

					Benefit ratio (including interest credited):
64.9%	67.1%	66.1%	63.5%	63.7%	% of total revenues	67.7%	64.0%	63.6%	63.9%	62.0%	65.2%
76.0	78.4	76.8	74.0	74.3	% of total premiums	78.9	74.9	74.3	74.9	72.4	75.4

					Statistics (% of total premiums):
15.6%	15.1%	15.2%	16.0%	16.2%	Operating expenses	15.8%	16.8%	17.0%	16.0%	15.8%	15.8%
16.5	14.7	15.6	17.4	17.2	Income before income taxes	13.1	15.5	16.8	16.8	19.5	15.8

STANCORP FINANCIAL GROUP, INC.

Insurance Services Segment Statistics

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2010		2009
2005	2006	2007	2008	2009		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Group Insurance:
					Premiums:
$681.0	$735.0	$807.2	$850.3	$819.6	Life and AD&D	$209.6	$205.0	$199.1	$202.3	$206.6	$211.6
780.7	809.9	869.8	862.9	825.6	LTD	197.9	200.8	203.9	203.0	205.9	212.8
191.7	211.1	219.5	215.5	205.7	STD	50.6	50.7	48.7	51.4	51.8	53.8
73.8	72.9	70.8	75.8	79.5	Other	20.5	20.3	19.9	19.9	20.1	19.6
(20.2)	(22.6)	(37.2)	(44.6)	(40.2)	Experience rated refunds	4.6	(10.9)	(6.5)	(14.0)	(7.2)	(12.5)

$1,707.0	$1,806.3	$1,930.1	$1,959.9	$1,890.2	Total premiums	$483.2	$465.9	$465.1	$462.6	$477.2	$485.3

					Benefit ratio (including interest credited):
65.7%	68.0%	67.4%	63.9%	64.7%	% of total revenues	69.5%	65.8%	62.7%	65.8%	64.2%	65.9%
75.8	78.3	77.4	73.6	74.7	% of total premiums	79.9	76.1	72.5	76.3	74.2	75.8

					Statistics (% of total premiums):
15.2%	14.9%	15.1%	16.1%	16.3%	Operating expenses	15.8%	16.9%	17.2%	16.0%	15.8%	16.4%
16.0	14.2	14.5	17.2	16.4	Income before income taxes	11.7	14.0	18.0	15.4	17.4	15.0

					Sales (annualized new premiums) reported at contract effective date:
$148.4	$138.0	$181.4	$134.8	$124.8	Life and AD&D	$23.5	$73.5	$40.1	$22.7	$14.6	$47.4
106.4	114.1	168.7	93.5	95.3	LTD	10.8	46.7	36.8	21.3	11.9	25.3
43.8	42.1	34.2	33.5	35.6	STD	4.6	22.3	9.5	9.1	2.9	14.1
26.3	23.6	24.5	30.7	32.1	Other	3.7	12.7	6.6	6.6	5.6	13.3

$324.9	$317.8	$408.8	$292.5	$287.8	Total	$42.6	$155.2	$93.0	$59.7	$35.0	$100.1

					Persistency (% of premiums):
89.4%	89.0%	90.0%	83.2%	84.3%	Life
89.9	88.9	87.5	83.4	85.6	LTD
80.3	76.0	74.3	79.0	77.2	Dental
82.9	87.8	84.7	81.7	80.0	Other A&H

88.2%	88.1%	87.4%	82.9%	83.8%	Total

					Individual Disability:
$109.4	$121.1	$133.5	$149.2	$177.0	Premiums:	$40.4	$40.5	$41.1	$39.3	$39.0	$57.6

					Benefit ratio:
54.8%	56.9%	50.6%	59.2%	54.1%	% of total revenues	49.8%	46.4%	72.2%	44.2%	37.8%	59.6%
79.2	79.4	69.3	78.7	69.3	% of total premiums	66.1	61.2	94.2	58.3	50.0	72.2

					Statistics (% of premiums):
22.3%	19.4%	16.6%	15.7%	14.2%	Operating expenses	15.8%	15.8%	15.3%	15.8%	16.4%	10.8%
24.5	21.6	32.2	19.6	25.7	Income before income taxes	30.4	33.3	2.9	33.6	45.9	22.9

$21.5	$21.5	$23.9	$26.4	$23.0	Disability sales	$4.8	$4.3	$5.6	$6.0	$5.6	$5.8

95.5%	95.1%	95.0%	94.7%	92.9%	Disability persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT SEGMENT

						2010		2009
2005	2006	2007	2008	2009		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$10.1	$7.6	$14.7	$31.1	$34.7	Premiums	$9.3	$1.1	$4.7	$18.4	$9.5	$2.1
40.6	78.3	118.7	118.3	114.1	Administrative fees	30.6	29.9	30.9	29.1	28.6	25.5
140.3	151.3	170.2	183.8	234.0	Net investment income	54.0	61.3	59.5	61.9	58.1	54.5

191.0	237.2	303.6	333.2	382.8	Total revenues	93.9	92.3	95.1	109.4	96.2	82.1

					Benefits and expenses:
19.4	16.0	22.4	39.7	45.4	Benefits to policyholders	12.7	4.3	7.5	21.0	12.1	4.8
75.9	84.4	92.7	99.9	140.9	Interest credited	31.6	38.5	34.4	39.4	35.0	32.1
50.9	78.6	120.2	131.4	126.9	Operating expenses	30.1	30.3	31.0	30.9	32.1	32.9
20.5	28.1	30.5	51.8	32.2	Commissions and bonuses	8.2	6.5	7.5	7.5	8.4	8.8
—	—	—	—	—	Premium taxes	0.2	—	—	—	—	—
0.4	0.5	0.5	0.4	0.1	Interest expense	0.1	—	—	—	0.1	—
(11.5)	(16.1)	(15.6)	(40.1)	(20.8)	Deferral of acquisition costs	(5.4)	(2.8)	(4.5)	(4.8)	(6.0)	(5.5)
4.5	7.3	10.0	15.2	20.8	Amortization of deferred acquisition costs, value of business acquired and intangibles	3.2	3.3	5.1	4.4	6.8	4.5

160.1	198.8	260.7	298.3	345.5	Total benefits and expenses	80.7	80.1	81.0	98.4	88.5	77.6

$30.9	$38.4	$42.9	$34.9	$37.3	Income before income taxes	$13.2	$12.2	$14.1	$11.0	$7.7	$4.5

					Assets under administration:
$4,221.7	$16,240.0	$18,725.6	$14,467.3	$15,780.3	Retirement Plans *	$13,838.0	$15,521.0	$15,780.3	$16,382.3	$15,030.3	$13,766.3
1,143.3	1,234.9	1,295.9	2,056.6	2,390.9	Individual Annuities	2,524.8	2,430.3	2,390.9	2,324.3	2,237.6	2,132.7
1,141.9	1,407.0	1,899.4	2,526.2	2,588.8	Mortgage loans for other investors	2,608.9	2,605.3	2,588.8	2,538.3	2,539.0	2,527.7
35.5	137.5	447.3	644.7	1,093.9	Other	1,021.5	1,081.1	1,093.9	691.7	631.5	605.7

$6,542.4	$19,019.4	$22,368.2	$19,694.8	$21,853.9	Total	$19,993.2	$21,637.7	$21,853.9	$21,936.6	$20,438.4	$19,032.4

					Annualized operating expenses:
					(% of average assets under administration)
0.90%	0.59%	0.56%	0.62%	0.65%	Retirement Plans *	0.62%	0.57%	0.59%	0.61%	0.69%	0.72%

					Interest credited:
					(% of investment income)
55.0%	54.5%	54.9%	57.0%	57.5%	Retirement Plans	57.2%	56.9%	57.6%	56.9%	57.7%	57.7%
60.9	64.4	67.0	64.2	68.4	Individual Annuities	63.5	73.2	62.8	73.4	71.1	66.1

$119.9	$214.2	$210.7	$895.4	$398.8	Individual Annuity sales	$118.2	$55.7	$80.9	$93.2	$120.2	$104.5

$996.4	$942.8	$1,447.3	$1,373.8	$718.5	Commercial mortgage loans originated	$200.7	$140.6	$156.3	$98.7	$283.2	$180.3

*	Includes the July 2006 acquisition of Invesmart, Inc. and the July 2007 acquisition of DPA, Inc.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2010		2009
2005	2006	2007	2008	2009		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(6.1)	$(9.9)	$(11.9)	$(12.9)	$(13.9)	Administrative fees	$(3.6)	$(3.6)	$(3.6)	$(3.5)	$(3.5)	$(3.3)
21.6	14.2	20.3	19.7	17.4	Net investment income	4.2	4.6	4.8	3.8	2.7	6.1
					Net capital gains (losses):
(2.5)	—	(2.5)	(104.9)	(5.9)	Total other-than-temporary impairment losses on fixed maturity securities	(0.1)	—	(0.2)	(2.3)	(0.1)	(3.3)
4.7	1.9	1.9	(23.9)	(21.0)	All other net capital gains (losses)	(12.8)	(7.0)	1.1	5.7	(4.4)	(23.4)

2.2	1.9	(0.6)	(128.8)	(26.9)	Total net capital gains (losses)	(12.9)	(7.0)	0.9	3.4	(4.5)	(26.7)

17.7	6.2	7.8	(122.0)	(23.4)	Total revenues	(12.3)	(6.0)	2.1	3.7	(5.3)	(23.9)

					Benefits and expenses:
5.5	(0.1)	1.4	(0.6)	15.4	Operating expenses	(1.2)	(0.7)	0.2	(0.9)	8.5	7.6
17.6	17.4	30.2	38.8	39.1	Interest expense	9.7	9.7	9.8	9.7	9.7	9.9

23.1	17.3	31.6	38.2	54.5	Total benefits and expenses	8.5	9.0	10.0	8.8	18.2	17.5

$(5.4)	$(11.1)	$(23.8)	$(160.2)	$(77.9)	Loss before income taxes	$(20.8)	$(15.0)	$(7.9)	$(5.1)	$(23.5)	$(41.4)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2010		2009
2005	2006	2007	2008	2009		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$4,613.2	$4,786.0	$4,997.1	$5,200.3	$6,167.3	Fixed maturity securities (available-for-sale)	$6,367.5	$6,292.2	$6,167.3	$6,036.4	$5,716.7	$5,449.9
—	—	4.5	1.4	1.1	Short-term investments	0.8	1.0	1.1	1.2	1.2	1.3
3,243.7	3,316.0	3,657.7	4,083.6	4,284.8	Commercial mortgage loans, net	4,313.7	4,304.5	4,284.8	4,313.8	4,297.2	4,137.9
77.7	89.9	71.8	81.3	113.5	Real estate, net	205.3	113.3	113.5	91.1	87.3	83.2
4.0	4.0	3.9	3.4	3.1	Policy loans	3.1	3.1	3.1	3.3	3.2	3.4

7,938.6	8,195.9	8,735.0	9,370.0	10,569.8	Total investments	10,890.4	10,714.1	10,569.8	10,445.8	10,105.6	9,675.7
53.2	56.0	205.8	280.5	108.3	Cash and cash equivalents	162.8	99.3	108.3	205.9	125.9	177.8
81.5	99.2	106.8	101.9	104.4	Premiums and other receivables	110.9	101.7	104.4	109.3	104.5	96.8
85.6	89.5	93.1	103.1	108.8	Accrued investment income	109.7	114.9	108.8	112.9	106.9	113.9
897.7	913.6	929.6	944.0	935.0	Amounts recoverable from reinsurers	935.0	936.7	935.0	931.6	931.4	953.0
245.3	309.2	288.8	334.5	338.8	Deferred acquisition costs, value of business acquired and intangibles, net	345.7	344.4	338.8	335.4	349.1	344.5
—	33.5	36.0	36.0	36.0	Goodwill, net	36.0	36.0	36.0	36.0	36.0	36.0
86.7	84.6	126.9	136.1	127.2	Property and equipment, net	119.3	122.6	127.2	128.8	130.4	133.1
—	—	—	75.1	—	Deferred tax assets, net	—	—	—	—	25.3	70.0
54.5	24.6	74.5	98.1	66.7	Other assets	43.9	37.2	66.7	63.1	78.9	65.2
3,007.6	3,832.5	4,386.4	3,075.9	4,174.5	Separate account assets	3,976.1	4,393.5	4,174.5	3,990.6	3,415.2	2,902.0

$12,450.7	$13,638.6	$14,982.9	$14,555.2	$16,569.5	Total assets	$16,729.8	$16,900.4	$16,569.5	$16,359.4	$15,409.2	$14,568.0

					LIABILITIES AND EQUITY

					Liabilities:
$4,689.3	$4,927.6	$5,158.7	$5,285.9	$5,368.7	Future policy benefits and claims	$5,423.5	$5,369.0	$5,368.7	$5,328.5	$5,298.1	$5,297.1
2,649.3	2,937.8	3,153.8	3,944.1	4,337.1	Other policyholder funds	4,470.6	4,388.0	4,337.1	4,256.4	4,200.9	4,077.7
73.6	22.9	15.6	—	30.0	Deferred tax liabilities, net	96.0	55.8	30.0	49.2	—	—
2.0	2.4	4.0	3.7	2.9	Short-term debt	2.8	2.8	2.9	9.0	3.3	3.6
260.1	261.1	562.6	561.5	553.2	Long-term debt	552.7	552.9	553.2	553.5	559.9	560.7
355.0	189.8	272.8	303.8	367.7	Other liabilities	295.8	334.8	367.7	370.8	331.6	313.3
3,007.6	3,832.5	4,386.4	3,075.9	4,174.5	Separate account liabilities	3,976.1	4,393.5	4,174.5	3,990.6	3,415.2	2,902.0

11,036.9	12,174.1	13,553.9	13,174.9	14,834.1	Total liabilities	14,817.5	15,096.8	14,834.1	14,558.0	13,809.0	13,154.4

					Shareholders’ equity:
530.3	479.9	267.1	262.9	220.4	Common stock	186.9	204.0	220.4	275.2	273.5	267.1
59.8	(8.1)	16.8	(153.9)	71.4	Accumulated other comprehensive income (loss)	191.0	106.3	71.4	103.7	(35.9)	(157.5)
823.7	992.7	1,145.1	1,271.3	1,443.6	Retained earnings	1,534.4	1,493.3	1,443.6	1,422.5	1,362.6	1,304.0

1,413.8	1,464.5	1,429.0	1,380.3	1,735.4	Total shareholders’ equity	1,912.3	1,803.6	1,735.4	1,801.4	1,600.2	1,413.6

$12,450.7	$13,638.6	$14,982.9	$14,555.2	$16,569.5	Total liabilities and shareholders’ equity	$16,729.8	$16,900.4	$16,569.5	$16,359.4	$15,409.2	$14,568.0

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED

						2010		2009
2005	2006	2007	2008	2009		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
					Fixed maturity securities:
$4,108.1	$4,205.0	$4,390.8	$4,547.1	$5,367.1	Public	$5,523.5	$5,467.7	$5,367.1	$5,288.8	$5,033.5	$4,798.0
505.1	581.0	606.3	653.2	800.2	Private	844.0	824.5	800.2	747.6	683.2	651.9

4,613.2	4,786.0	4,997.1	5,200.3	6,167.3	Total fixed maturity securities	6,367.5	6,292.2	6,167.3	6,036.4	5,716.7	5,449.9
—	—	4.5	1.4	1.1	Short-term investments	0.8	1.0	1.1	1.2	1.2	1.3
3,243.7	3,316.0	3,657.7	4,083.6	4,284.8	Commercial mortgage loans, net	4,313.7	4,304.5	4,284.8	4,313.8	4,297.2	4,137.9
77.7	89.9	71.8	81.3	113.5	Real estate, net	205.3	113.3	113.5	91.1	87.3	83.2
4.0	4.0	3.9	3.4	3.1	Policy loans	3.1	3.1	3.1	3.3	3.2	3.4

$7,938.6	$8,195.9	$8,735.0	$9,370.0	$10,569.8	Total investments	$10,890.4	$10,714.1	$10,569.8	$10,445.8	$10,105.6	$9,675.7

					Percent of investments:
58.1%	58.4%	57.2%	55.5%	58.3%	Fixed maturity securities	58.5%	58.7%	58.3%	57.8%	56.6%	56.3%
—	—	0.1	—	—	Short-term investments	—	—	—	—	—	—
40.8	40.4	41.9	43.6	40.5	Commercial mortgage loans, net	39.6	40.2	40.5	41.3	42.5	42.8
1.0	1.1	0.8	0.9	1.2	Real estate, net	1.9	1.1	1.2	0.9	0.9	0.9
0.1	0.1	—	—	—	Other	—	—	—	—	—	—

					Fixed maturity securities (available-for-sale):
102.1%	100.6%	101.3%	97.6%	104.2%	Market value as a % of amortized cost	107.3%	105.2%	104.2%	105.2%	101.1%	97.7%

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2010		2009
2005	2006	2007	2008	2009		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.61%	5.57%	5.57%	5.63%	5.46%	Fixed maturity securities (excluding convertibles)	5.38%	5.40%	5.46%	5.52%	5.59%	5.61%
6.46	6.40	6.36	6.39	6.46	Commercial mortgage loans, net	6.47	6.47	6.46	6.44	6.42	6.38

					Fixed maturity securities:
					Quality rating (as % of fixed maturities):
74.6%	74.1%	72.5%	71.5%	69.8%	A or higher	71.5%	70.4%	69.8%	67.4%	67.4%	69.7%
21.6	22.3	23.4	23.6	24.8	BBB/Baa	23.2	24.1	24.8	26.7	27.0	25.4
2.7	2.0	2.4	2.8	3.5	BB/Ba	3.6	3.6	3.5	3.7	3.6	2.9
1.1	1.6	1.7	2.1	1.9	B or lower	1.7	1.9	1.9	2.2	2.0	2.0

					Commercial mortgage loans - statutory:
					Sixty-day delinquencies:
$0.3	$2.9	$1.9	$7.8	$17.3	Book value	$17.8	$19.0	$17.3	$17.4	$18.1	$9.6
0.01%	0.09%	0.05%	0.19%	0.40%	Rates - overall %	0.41%	0.44%	0.40%	0.40%	0.42%	0.23%

$1.3	$1.8	$0.5	$6.8	$33.2	Foreclosed during period	$96.4	$2.0	$19.2	$8.3	$4.5	$1.2
0.3	1.2	0.7	3.9	6.2	In process of foreclosure	8.0	9.9	6.2	9.0	9.8	5.4
0.3	1.2	0.7	3.9	6.2	Included in 60-day delinquencies	8.0	9.9	6.2	9.0	9.8	5.4
10.1	6.8	3.4	6.2	28.7	Net balance of restructured loans	62.1	31.3	28.7	28.9	23.2	10.4

					Reserve balances:
$2.5	$2.4	$3.0	$6.8	$19.6	Commercial mortgage loans, net	$27.1	$29.3	$19.6	$16.0	$15.3	$8.3